EXHIBIT 32.2

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of Sarbanes-Oxley Act of 2002

I, Jill Marlatt, Controller (Principal Financial Officer), certify that this annual report on Form 10-K for the annual period ended December 31, 2009, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.

Date:  January 5, 2011                                                                                                                                                                                 /s/  Jill Marlatt
                                                                                                                              Jill Marlatt
                                                                                                                              Controller
                                                                                                                              (Principal Financial Officer)